UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2009 (December 30, 2008)

IMPLANT SCIENCES CORPORATION
(Exact name of Registrant as Specified in its Charter)

MASSACHUSETTS
(State or Other Jurisdiction of Incorporation)

001-14949	04-2837126
(Commission File Number)	(I.R.S. Employer Identification Number)

600 Research Drive
Wilmington, Massachusetts 01887
 (Address of Principal Executive Offices, including Zip Code)

(781) 246-0700
 (Registrant’s Telephone Number, including Area Code)

107 Audubon Road
Wakefield, Massachusetts 01880
(Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 30, 2008, at the request of Phillip C. Thomas, the Board of Directors accepted Mr. Thomas’s resignation as President, Chief Executive Officer and Chairman of the Board of the Company effective December 31, 2008.  Mr. Thomas indicated that his resignation was due to a personal decision to pursue other interests and not as a result of any disagreements with the Company’s management or Board of Directors.

On December 30, 2008, the Board of Directors appointed Glenn D. Bolduc as the Company’s President and Chief Executive Officer.  Mr. Bolduc was also appointed as a director of the Company.  These appointments were effective January 1, 2009. Mr. Bolduc has served as the Company’s Chief Financial Officer since July 2008, a position that Mr. Bolduc will continue to hold.  Prior to his appointment as Chief Financial Officer, he was a principal of Radius Advisors, LLC, where he provided advisory services to a number of high technology and services businesses.  Prior to 2001, Mr. Bolduc served as chief financial officer of Connected Corporation, a developer of backup software for personal and laptop computers.  Previously, Mr. Bolduc served as president and chief executive officer of Vialog Corporation, a consolidator in the teleconferencing service bureau industry, and as chief financial officer of MultiLink, Inc., Concord Data Systems, Inc. and Kronos, Inc.  Mr. Bolduc began his career at Price Waterhouse & Company. He holds a Bachelor of Science degree in accounting from Fairleigh Dickinson University.

Item 7.01.	Regulation FD Disclosure

On December 31, 2008, the Company issued a press release announcing the resignation of Phillip C. Thomas as President, Chief Executive Officer and Chairman; the appointment of Glenn D. Bolduc as President and Chief Executive Officer; and the appointment of Mr. Bolduc as a director.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.  The press release and the information in Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d)           Exhibits

Exhibit No.	Description

99.1	Press Release of Implant Sciences Corporation dated January 6, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPLANT SCIENCES CORPORATION

By:  /s/  Glenn D. Bolduc
Glenn D. Bolduc
President and Chief Executive Officer

Date:  January 6, 2009

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Implant Sciences Corporation dated January 6, 2009.